UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: August 31

Date of reporting period: August 31, 2008

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / AUGUST 31, 2008

Legg Mason Partners

Aggressive Growth Fund

Managed by	CLEARBRIDGE ADVISORS

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks capital appreciation.

What’s inside

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Economic growth in the U.S. was mixed during the 12-month reporting period ended August 31, 2008. Looking back, third quarter 2007 U.S. gross domestic product (“GDP”)i growth was a very strong 4.8% . However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy, as fourth quarter 2007 GDP declined 0.2% . The economy then expanded 0.9% during the first quarter of 2008, and second quarter 2008 GDP growth was 2.8%. In recent months, the economy was supported by strong exports and consumer spending, the latter of which was aided by the government’s tax rebate checks.

While the economy may not fall into a recession, it is a moot point for many Americans, as the job market continues to weaken and energy prices remain elevated. In terms of the employment picture, the U.S. Department of Labor reported that payroll employment declined in each of the first eight months of 2008, and the unemployment rate rose to 6.1% in August, its highest level since September 2003. After oil reached a record $147 a barrel on July 11, 2008, it fell to $115 as of August 31, 2008. However, it continues to be well above the price of $74 per barrel as of August 31, 2007.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. The Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its meetings in June, August and September (after the reporting period ended), the Fed held rates steady. In conjunction with its September meeting, the Fed stated: “Strains in financial markets have increased significantly and labor markets have weakened further. Economic growth appears to have slowed recently, partly reflecting a softening of household spending. Tight credit conditions, the ongoing housing contraction, and some slowing in export growth are likely to weigh on economic growth over the next few

Legg Mason Partners Aggressive Growth Fund	I

Letter from the chairman continued

quarters.” Then, on October 8, 2008, in a global coordination effort with six central banks around the world, interest rates were cut in an attempt to reduce the strains in the global financial markets. At that time, the Fed lowered the federal funds rate from 2.00% to 1.50%.

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. The Fed also increased the maximum term for discount window loans from 30 to 90 days. Also in March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase. Then, after the close of the reporting period, in mid-September, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. The U.S. Department of the Treasury also took an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September. In addition, the Treasury proposed a $700 billion rescue plan to help financial institutions reduce their exposure to troubled mortgage-related securities. After the House of Representatives initially rejected the plan on September 29, 2008, a revamped version was approved by Congress and, on October 3, 2008, signed into law by the President of the United States.

The U.S. stock market was not for the faint of heart during the 12 months ended August 31, 2008. Stock prices rose during the first two months of the reporting period and then fell sharply over the next five months. The market’s descent was due, in part, to the severe credit crunch, weakening corporate profits, rising inflation and fears of an impending recession. The market then reversed course and posted positive returns in April and May 2008. The market’s rebound was largely attributed to hopes that the U.S. would skirt a recession and that corporate profits would rebound as the year progressed. Stock prices then moved sharply lower in June and July, with the S&P 500 Indexiv falling 8.43% and 0.84%, respectively, over those months. The market then posted a modest gain in August. All told, the S&P 500 Index returned -11.14% during the 12-month reporting period ended August 31, 2008 and, as of that date, was down more than 15% from its peak in October 2007.

Looking at the U.S. stock market more closely, small-cap stocks outperformed their mid- and large-cap counterparts, as the Russell 2000v, Russell Midcapvi and Russell 1000vii Indexes returned -5.48%, -8.60% and -10.60%, respectively, during the 12-month period ended August 31, 2008. From an investment style perspective, growth stocks outperformed value stocks on a relative basis, with the Russell 3000 Growthviii and Russell 3000 Valueix Indexes returning -6.56% and -14.11%, respectively.

II	Legg Mason Partners Aggressive Growth Fund

A special note regarding recent market volatility

In recent weeks, we have experienced a series of events that have impacted the financial markets and created concerns among both novice and seasoned investors alike. In particular, we have witnessed the failure and consolidation of several storied financial institutions, periods of heightened market volatility, and aggressive actions by the U.S. federal government to steady the financial markets and restore investor confidence. While we hope that the worst is over in terms of the issues surrounding the credit and housing crises, it is likely that the fallout will continue to impact the financial markets and the U.S. economy during the remainder of the year and, perhaps, into 2009 as well.

Like all asset management firms, Legg Mason has not been immune to these difficult and, in some ways, unprecedented times. However, today’s challenges have only strengthened our resolve to do everything we can to help you reach your financial goals. Now, as always, we remain steadfast in our commitment to provide you with extraordinary service and a full spectrum of investment choices. And rest assured, we will continue to work hard to ensure that our investment managers do everything in their power to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/individualinvestors. Here you can gain immediate access to many special features to help guide you through difficult time, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance

Legg Mason Partners Aggressive Growth Fund	III

Letter from the chairman continued

with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 8, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

IV	Legg Mason Partners Aggressive Growth Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks capital appreciation. The Fund invests primarily in common stocks of companies the portfolio manager believes are experiencing, or will experience, growth in earnings exceeding the average rate of earnings growth of the companies which comprise the S&P 500 Indexi. The Fund may invest in the securities of large, well-known companies offering prospects of long-term earnings growth. However, because higher earnings growth rates are often achieved by small- to medium-sized companies, a significant portion of the Fund’s assets may be invested in the securities of such companies.

The portfolio manager emphasizes individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. The portfolio manager focuses primarily, but not exclusively, on emerging growth companies that have passed their “start-up” phase and show positive earnings and the prospect of achieving significant profit gains beginning in the two to three years after the Fund acquires their stocks. When evaluating an individual stock, the portfolio manager considers whether the company may benefit from:

•	New technologies, products or services

•	New cost reducing measures

•	Changes in management

•	Favorable changes in government regulations

Q. What were the overall market conditions during the Fund’s reporting period?

A. The Fund’s reporting period began amid a rallying equity market environment that grew increasingly volatile and challenging, ending the fiscal year down significantly. However, the days and weeks immediately following the close of the period were marked by a series of events that constituted a major historical disruption of the global stock and credit markets.

In early October of 2007, shortly after the start of the period, several major U.S. equity market indexes, including the Dow Jones Industrial Average (“DJIA”)ii and the S&P 500 Index, rapidly rose to new record highs, with the DJIA reaching above 14,000 for the first time. The rally was short-lived, however, as early indicators of the growing mortgage market crisis and a weakening economy soon came to dominate the headlines. The stock market tested lows in November, with selling driven by the broadening impact of the subprime mortgage market collapse and its impact on the global credit markets. By the end of calendar year 2007, many of the largest U.S. financial institutions were forced to raise capital in order to shore up their balance sheets.

Legg Mason Partners Aggressive Growth Fund 2008 Annual Report	1

Fund overview continued

The market rallied again briefly after the start of 2008, but soon reversed course amid significant volatility and growing concerns about the overall health of the U.S. financial system. The credit markets continued to show signs of weakness and, as a result, a number of money center and investment banks were forced to take asset markdowns and raise capital, culminating in the collapse of Bear Stearns in mid-March 2008 and the rescue of the firm by JPMorgan Chase and the Federal Reserve Board (“Fed”)iii. By the end of March, the major averages closed down across the board and had lost between 10% and 20% of their value since the highs set in the summer of 2007.

The spring of 2008 brought another broad but short-lived market rally, leaving the S&P 500 Index and other major averages up mid-single digits by the end of May. But the month of June saw a dramatic decline in equity prices, the likes of which had not been seen in decades. The DJIA fell over 10% in the month of June alone, its biggest June loss since 1930, putting the major averages in, or near, bear market territory (defined as down 20% from peak to trough). Key reasons for the sharp sell-off included the continued stress on the financial system, especially the credit markets, along with a sharp rise in commodity prices, particularly crude oil and energy prices.

Over the summer of 2008 through the end of the reporting period, the broad market continued to experience significant volatility, marking new lows in mid-July, but recovering quickly with no clear overall bullish or bearish trend emerging.

It was only after the close of the Fund’s reporting period, in early September of 2008, that a rapidly unfolding series of events linked to the ongoing credit market crisis led to the collapse and subsequent rescue by the Fed of the world’s largest insurance company, American International Group, the distressed acquisition of financial services firm Merrill Lynch by Bank of America, and the bankruptcy filing of investment bank Lehman Brothers, the largest in U.S. history. As of this report’s writing, the Fed and U.S. Department of the Treasury had proposed a new federally-funded program to clear much of the bad debt from the books of major financial companies.

Q. How did we respond to these changing market conditions?

A. We made no structural changes to the Fund’s discipline or strategy during the past year. The Fund is approaching its 25-year anniversary, in October of this year, and its time-tested approach has navigated many volatile markets with the current environment ranking as one of the most challenging. We continue to be especially diligent at this time in focusing on the fundamentals of the companies that we hold and reiterating our conviction in continuing to maintain each investment. Our goal continues to be focusing on dominant franchises with primarily self-financing business models that are best able to grow earnings/cash flows on a sustainable basis.

2	Legg Mason Partners Aggressive Growth Fund 2008 Annual Report

Performance review

For the 12 months ended August 31, 2008, Class A shares of Legg Mason Partners Aggressive Growth Fund, excluding sales charges, returned -10.36% . The Fund’s unmanaged benchmark, the Russell 3000 Growth Indexiv, returned -6.56% for the same period. The Lipper Multi-Cap Growth Funds Category Average1 returned -8.53% over the same time frame.

PERFORMANCE SNAPSHOT as of August 31, 2008 (excluding sales charges) (unaudited)
	6 MONTHS	12 MONTHS
Aggressive Growth Fund – Class A Shares	-5.14%	-10.36%
Russell 3000 Growth Index	0.46%	-6.56%
Lipper Multi-Cap Growth Funds Category Average[1]	-1.76%	-8.53%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.
Excluding sales charges, Class B shares returned -5.48%, Class C shares returned -5.41%, Class FI shares returned -5.02%, Class R shares returned -5.19% and Class I shares returned -4.90% over the six months ended August 31, 2008. Excluding sales charges, Class B shares returned -11.09%, Class C shares returned -10.90%, Class FI shares returned -10.16%, Class R shares returned -10.43% and Class I shares returned -9.93% over the 12 months ended August 31, 2008. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance of Class IS shares is not shown because this share class commenced operations on August 4, 2008.
TOTAL ANNUAL OPERATING EXPENSES (unaudited)
As of the Fund’s prospectus dated December 20, 2007, the gross total operating expense ratios for Class A, Class B, Class C, Class FI, Class R and Class I shares were 1.14%, 1.97%, 1.78%, 0.99%, 1.23% and 0.71%, respectively.
As of the Fund’s prospectus dated July 9, 2008, the gross total operating expense ratio for Class IS shares was 0.71%.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended August 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 531 funds for the six-month period and among the 488 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Aggressive Growth Fund 2008 Annual Report	3

Fund overview continued

Q. What were the leading contributors to performance?

A. The Fund’s stock selection in the Energy, Health Care and Industrials sectors contributed positively to performance when compared with the benchmark, as did its overweight positions in the Energy and Health Care sectors. In terms of individual Fund holdings, leading contributors to performance for the period included Weatherford International Ltd. and Anadarko Petroleum Corp. in the Energy sector, as well as ImClone Systems Inc., Amgen Inc. and Genzyme Corp., all in the Health Care sector.

Q. What were the leading detractors from performance?

A. The Fund’s stock selection in the Financials and Information Technology (“IT”) sectors detracted from performance as measured against the benchmark, as did its underweights in the Consumer Staples and Materials sectors (the Fund had no holdings in either sector) and its overweight to the Financials sector. In terms of individual Fund holdings, leading detractors from performance for the period included Lehman Brothers Holdings Inc. and Merrill Lynch & Co. Inc. in the Financials sector, UnitedHealth Group Inc. and Biogen Idec Inc. in the Health Care sector, as well as SanDisk Corp. in the IT sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the reporting period, there were no significant changes made to the Fund.

Thank you for your investment in Legg Mason Partners Aggressive Growth Fund. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Richard A. Freeman

ClearBridge Advisors, LLC

September 16, 2008

4	Legg Mason Partners Aggressive Growth Fund 2008 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of August 31, 2008 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top 10 holdings (as a percentage of net assets) as of this date were: Weatherford International Ltd. (10.5%), Anadarko Petroleum Corp. (9.8%), Genzyme Corp. (6.7%), UnitedHealth Group Inc. (5.8%), Amgen Inc. (5.4%), Biogen Idec Inc. (4.9%), Comcast Corp., Special Class A Shares (4.2%), Cablevision Systems Corp. (4.0%), ImClone Systems Inc. (3.8%) and Forest Laboratories Inc. (3.7%). Please refer to pages 11 through 14 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of August 31, 2008 were: Health Care (36.6%), Energy (24.6%), Consumer Discretionary (15.7%), Information Technology (9.3%) and Financials (7.0%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, the Fund may invest a significant portion of its assets in small- and mid-cap companies, which may be more volatile than an investment that focuses only on large-cap companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

ii

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

Legg Mason Partners Aggressive Growth Fund 2008 Annual Report	5

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — August 31, 2008

6	Legg Mason Partners Aggressive Growth Fund 2008 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2008 and held for the six months ended August 31, 2008.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]
	ACTUAL TOTAL RETURN WITHOUT SALES CHARGES[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
Class A	(5.14)%	$1,000.00	$948.60	1.20%	$5.88
Class B	(5.48)	1,000.00	945.20	1.94	9.49
Class C	(5.41)	1,000.00	945.90	1.77	8.66
Class FI	(5.02)	1,000.00	949.80	0.97	4.75
Class R	(5.19)	1,000.00	948.10	1.32	6.46
Class I	(4.90)	1,000.00	951.00	0.71	3.48
Class IS4	4.18	1,000.00	1,041.80	0.72	0.54

[1]	For the six months ended August 31, 2008.

[2]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

[4]	For the period August 4, 2008 (inception date) to August 31, 2008.

Legg Mason Partners Aggressive Growth Fund 2008 Annual Report	7

Fund expenses (unaudited) continued

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]
	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
Class A	5.00%	$1,000.00	$1,019.10	1.20%	$6.09
Class B	5.00	1,000.00	1,015.38	1.94	9.83
Class C	5.00	1,000.00	1,016.24	1.77	8.97
Class FI	5.00	1,000.00	1,020.26	0.97	4.93
Class R	5.00	1,000.00	1,018.50	1.32	6.70
Class I	5.00	1,000.00	1,021.57	0.71	3.61
Class IS3	5.00	1,000.00	1,003.16	0.72	0.53

[1]	For the six months ended August 31, 2008.

[2]

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

[3]	For the period August 4, 2008 (inception date) to August 31, 2008.

8	Legg Mason Partners Aggressive Growth Fund 2008 Annual Report

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS R	CLASS I	CLASS IS
Twelve Months Ended 8/31/08	(10.36)%	(11.09)%	(10.90)%	(10.16)%	(10.43)%	(9.93)%	N/A
Five Years Ended 8/31/08	5.70	4.84	4.99	N/A	N/A	6.16	N/A
Ten Years Ended 8/31/08	12.17	11.26	11.37	N/A	N/A	12.62	N/A
Inception* through 8/31/08	12.46	11.51	11.79	(10.33)	(6.78)	11.09	4.18	%†

	WITH SALES CHARGES[3]
	CLASS A	CLASS B	CLASS C	CLASS FI	CLASS R	CLASS I	CLASS IS
Twelve Months Ended 8/31/08	(15.52)%	(15.53)%	(11.79)%	(10.16)%	(10.43)%	(9.93)%	N/A
Five Years Ended 8/31/08	4.46	4.68	4.99	N/A	N/A	6.16	N/A
Ten Years Ended 8/31/08	11.51	11.26	11.37	N/A	N/A	12.62	N/A
Inception* through 8/31/08	12.19	11.51	11.79	(10.33)	(6.78)	11.09	4.18	%†

CUMULATIVE TOTAL RETURNS[1]
	WITHOUT SALES CHARGES[2]
Class A (8/31/98 through 8/31/08)				215.40%
Class B (8/31/98 through 8/31/08)				190.72
Class C (8/31/98 through 8/31/08)				193.66
Class FI (Inception* through 8/31/08)				(13.56)
Class R (Inception* through 8/31/08)				(11.09)
Class I (8/31/98 through 8/31/08)				228.28
Class IS (Inception* through 8/31/08)				4.18

[1]

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

[2]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[3]

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C, FI, R, I, and IS shares are October 24, 1983, November 6, 1992, May 13, 1993, April 30, 2007, December 28, 2006, January 30, 1996 and August 4, 2008, respectively.

†	Not annualized.

Legg Mason Partners Aggressive Growth Fund 2008 Annual Report	9

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN CLASS A SHARES OF LEGG MASON PARTNERS AGGRESSIVE GROWTH FUND VS. RUSSELL 3000 GROWTH INDEX† — August 1998 - August 2008

†	Hypothetical illustration of $10,000 invested in Class A shares on August 31, 1998, assuming deduction of the maximum initial sales charge of 5.75% at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through August 31, 2008. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

10	Legg Mason Partners Aggressive Growth Fund 2008 Annual Report

Schedule of investments

August 31, 2008

LEGG MASON PARTNERS AGGRESSIVE GROWTH FUND
SHARES	SECURITY	VALUE

COMMON STOCKS — 100.0%
CONSUMER DISCRETIONARY — 15.7%
	Internet & Catalog Retail — 0.8%
4,005,600	Liberty Media Holding Corp., Interactive Group, Series A Shares*	$54,436,104
	Media — 14.7%
8,901,100	Cablevision Systems Corp., New York Group, Class A Shares	287,238,497
794,700	CBS Corp., Class B Shares	12,858,246
	Comcast Corp.:
1,914,400	Class A Shares	40,546,992
14,360,800	Special Class A Shares	303,587,312
1,556,500	Discovery Holding Co., Class A Shares*	31,487,995
	Liberty Global Inc.:
706,731	Series A Shares*	24,862,797
716,748	Series C Shares*	23,810,368
3,204,600	Liberty Media Corp. — Entertainment, Series A*	89,055,834
801,200	Liberty Media Holding Corp., Capital Group, Series A Shares*	13,019,500
21,973,400	Sirius Satellite Radio Inc.*	29,224,622
794,700	Viacom Inc., Class B Shares*	23,427,756
4,925,700	Walt Disney Co.	159,346,395
1,007,100	World Wrestling Entertainment Inc., Class A Shares	16,385,517
	Total Media	1,054,851,831
	Specialty Retail — 0.2%
2,661,800	Charming Shoppes Inc.*	14,373,720
	TOTAL CONSUMER DISCRETIONARY	1,123,661,655
ENERGY — 24.6%
	Energy Equipment & Services — 14.8%
1,239,200	Core Laboratories NV	153,834,288
2,040,901	National-Oilwell Varco Inc.*	150,475,631
19,541,350	Weatherford International Ltd.*	753,905,283
	Total Energy Equipment & Services	1,058,215,202
	Oil, Gas & Consumable Fuels — 9.8%
11,411,900	Anadarko Petroleum Corp.	704,456,587
	TOTAL ENERGY	1,762,671,789
FINANCIALS — 7.0%
	Capital Markets — 4.8%
1,361,800	Cohen & Steers Inc.	39,628,380
27,500	Goldman Sachs Group Inc.	4,509,175
11,837,300	Lehman Brothers Holdings Inc.	190,462,157
3,941,500	Merrill Lynch & Co. Inc.	111,741,525
	Total Capital Markets	346,341,237

See Notes to Financial Statements.

Legg Mason Partners Aggressive Growth Fund 2008 Annual Report	11

Schedule of investments continued

August 31, 2008

LEGG MASON PARTNERS AGGRESSIVE GROWTH FUND
SHARES	SECURITY	VALUE

	Thrifts & Mortgage Finance — 2.2%
4,120,000	Astoria Financial Corp.	$90,022,000
3,936,900	New York Community Bancorp Inc.	64,919,481
	Total Thrifts & Mortgage Finance	154,941,481
	TOTAL FINANCIALS	501,282,718
HEALTH CARE — 36.6%
	Biotechnology — 22.5%
1,066,300	Alkermes Inc.*	14,256,431
6,134,300	Amgen Inc.*	385,540,755
137,175	AP Pharma Inc.*	201,647
6,936,500	Biogen Idec Inc.*	353,275,945
487,100	Genentech Inc.*	48,101,125
6,112,700	Genzyme Corp.*	478,624,410
4,211,600	ImClone Systems Inc.*	271,227,040
961,400	Isis Pharmaceuticals Inc.*	16,997,552
1,731,200	Vertex Pharmaceuticals Inc.*	46,500,032
	Total Biotechnology	1,614,724,937
	Health Care Equipment & Supplies — 2.6%
3,410,000	Covidien Ltd.	184,378,700
	Health Care Providers & Services — 5.7%
13,531,900	UnitedHealth Group Inc.	412,046,355
	Pharmaceuticals — 5.8%
1,088,076	Anesiva Inc.*	2,382,886
1,472,300	BioMimetic Therapeutics Inc.*	16,960,896
7,324,500	Forest Laboratories Inc.*	261,411,405
575,900	Johnson & Johnson	40,560,637
732,920	Teva Pharmaceutical Industries Ltd., ADR	34,696,433
3,096,000	Valeant Pharmaceuticals International*	56,687,760
	Total Pharmaceuticals	412,700,017
	TOTAL HEALTH CARE	2,623,850,009
INDUSTRIALS — 6.8%
	Aerospace & Defense — 3.3%
2,281,275	L-3 Communications Holdings Inc.	237,115,724
	Industrial Conglomerates — 2.0%
3,410,000	Tyco International Ltd.	146,220,800
	Machinery — 1.5%
2,554,900	Pall Corp.	103,754,489
	TOTAL INDUSTRIALS	487,091,013

See Notes to Financial Statements.

12	Legg Mason Partners Aggressive Growth Fund 2008 Annual Report

LEGG MASON PARTNERS AGGRESSIVE GROWTH FUND
SHARES	SECURITY	VALUE

INFORMATION TECHNOLOGY — 9.3%
	Communications Equipment — 1.3%
1,164,343	Arris Group Inc.*	$11,014,685
618,072	Nokia Oyj(a)	15,542,008
2,677,928	Nokia Oyj, ADR	67,403,447
	Total Communications Equipment	93,960,140
	Computers & Peripherals — 1.4%
270,400	LaserCard Corp.*	1,541,280
3,648,500	SanDisk Corp.*	52,757,310
2,911,550	Seagate Technology	43,411,211
	Total Computers & Peripherals	97,709,801
	Electronic Equipment, Instruments & Components — 1.6%
3,410,000	Tyco Electronics Ltd.	112,223,100
	Semiconductors & Semiconductor Equipment — 3.4%
4,559,500	Broadcom Corp., Class A Shares*	109,701,570
1,190,200	Cree Inc.*	27,743,562
962,800	DSP Group Inc.*	7,461,700
3,003,000	Intel Corp.	68,678,610
675,800	Standard Microsystems Corp.*	19,746,876
855,100	Teradyne Inc.*	7,978,083
	Total Semiconductors & Semiconductor Equipment	241,310,401
	Software — 1.6%
1,007,100	Advent Software Inc.*	46,578,375
1,556,500	Autodesk Inc.*	55,302,445
623,400	Microsoft Corp.	17,012,586
	Total Software	118,893,406
	TOTAL INFORMATION TECHNOLOGY	664,096,848
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $4,293,732,978)	7,162,654,032

See Notes to Financial Statements.

Legg Mason Partners Aggressive Growth Fund 2008 Annual Report	13

Schedule of investments continued

August 31, 2008

LEGG MASON PARTNERS AGGRESSIVE GROWTH FUND
FACE AMOUNT	SECURITY	VALUE
SHORT-TERM INVESTMENT — 0.1%
	Repurchase Agreement — 0.1%
$4,475,000	Interest in $532,410,000 joint tri-party repurchase agreement dated 8/29/08 with Deutsche Bank Securities Inc., 2.120% due 9/2/08; Proceeds at maturity — $4,476,054; (Fully collateralized by various U.S. government agency obligations, 1.000% to 32.446% due 6/15/11 to 2/15/38; Market value — $4,564,500) (Cost — $4,475,000)	$4,475,000
	TOTAL INVESTMENTS — 100.1% (Cost — $4,298,207,978#)	7,167,129,032
	Liabilities in Excess of Other Assets — (0.1)%	(6,286,527)
	TOTAL NET ASSETS — 100.0%	$7,160,842,505

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $4,298,259,051.

Abbreviation used in this schedule:
ADR — American Depositary Receipt

See Notes to Financial Statements.

14	Legg Mason Partners Aggressive Growth Fund 2008 Annual Report

Statement of assets and liabilities

August 31, 2008

ASSETS:
Investments, at value (Cost — $4,298,207,978)	$7,167,129,032
Cash	26
Receivable for Fund shares sold	5,421,874
Dividends and interest receivable	5,073,582
Receivable for securities sold	4,767,083
Prepaid expenses	152,764
Total Assets	7,182,544,361
LIABILITIES:
Payable for Fund shares repurchased	9,750,027
Investment management fee payable	4,264,058
Transfer agent fees payable	4,225,284
Distribution fees payable	2,901,038
Trustees’ fees payable	162,434
Accrued expenses	399,015
Total Liabilities	21,701,856
TOTAL NET ASSETS	$7,160,842,505
NET ASSETS:
Par value (Note 6)	$720
Paid-in capital in excess of par value	4,408,460,897
Accumulated net investment loss	(236,776)
Accumulated net realized loss on investments and foreign currency transactions	(116,303,390)
Net unrealized appreciation on investments	2,868,921,054
TOTAL NET ASSETS	$7,160,842,505
Shares Outstanding:
Class A	32,477,202
Class B	14,542,712
Class C	13,700,898
Class FI	27,835
Class R	70,807
Class I	10,219,300
Class IS	1,006,578
Net Asset Value:
Class A (and redemption price)	$103.41
Class B*	$90.48
Class C*	$91.60
Class FI (and redemption price)	$103.70
Class R (and redemption price)	$103.28
Class I (and redemption price)	$108.79
Class IS (and redemption price)	$108.79
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$109.72

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Aggressive Growth Fund 2008 Annual Report	15

Statement of operations

For the Year Ended August 31, 2008

INVESTMENT INCOME:
Dividends	$56,638,910
Interest	1,063,274
Less: Foreign taxes withheld	(689,076)
Total Investment Income	57,013,108
EXPENSES:
Investment management fee (Note 2)	59,124,765
Distribution fees (Note 4)	41,587,674
Transfer agent fees (Note 4)	14,875,930
Shareholder reports (Note 4)	624,174
Trustees’ fees	579,549
Registration fees	165,339
Insurance	115,146
Custody fees	47,869
Audit and tax	44,968
Legal fees	36,408
Miscellaneous expenses	47,555
Total Expenses	117,249,377
NET INVESTMENT LOSS	(60,236,269)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions (Note 5)	166,410,993
Foreign currency transactions	4,150
Net Realized Gain	166,415,143
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(1,020,881,736)
Foreign currencies	(18)
Change in Net Unrealized Appreciation/Depreciation	(1,020,881,754)
NET LOSS ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(854,466,611)
DECREASE IN NET ASSETS FROM OPERATIONS	$(914,702,880)

See Notes to Financial Statements.

16	Legg Mason Partners Aggressive Growth Fund 2008 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED AUGUST 31,	2008	2007
OPERATIONS:
Net investment loss	$(60,236,269)	$(85,725,542)
Net realized gain	166,415,143	305,768,153
Change in net unrealized appreciation/depreciation	(1,020,881,754)	331,296,254
Increase (Decrease) in Net Assets From Operations	(914,702,880)	551,338,865
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	1,427,365,010	1,683,020,874
Cost of shares repurchased	(2,674,508,829)	(3,189,363,153)
Net assets of shares issued in connection with merger (Note 7)	—	54,747,177
Decrease in Net Assets From Fund Share Transactions	(1,247,143,819)	(1,451,595,102)
DECREASE IN NET ASSETS	(2,161,846,699)	(900,256,237)
NET ASSETS:
Beginning of year	9,322,689,204	10,222,945,441
End of year*	$7,160,842,505	$9,322,689,204
* Includes accumulated net investment loss of:	$(236,776)	$(42,696)

See Notes to Financial Statements.

Legg Mason Partners Aggressive Growth Fund 2008 Annual Report	17

Financial highlights

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31:
CLASS A SHARES[1]	2008	2007[2]	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$115.36	$109.36	$101.83	$84.33	$78.36
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.58)	(0.69)	(0.64)	(0.63)	(0.71)
Net realized and unrealized gain (loss)	(11.37)	6.69	8.17	18.13	6.68
Total income (loss) from operations	(11.95)	6.00	7.53	17.50	5.97
NET ASSET VALUE, END OF YEAR	$103.41	$115.36	$109.36	$101.83	$84.33
Total return[3]	(10.36)%	5.49%	7.39%	20.75%	7.62%
NET ASSETS, END OF YEAR (MILLIONS)	$3,358	$4,354	$4,274	$3,677	$2,959
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.19%	1.15%[4]	1.13%	1.21%	1.21%
Net expenses	1.19	1.15 [4,5]	1.13 [5]	1.21	1.19 [5]
Net investment loss	(0.52)	(0.59)	(0.59)	(0.69)	(0.82)
PORTFOLIO TURNOVER RATE	1%	0%[6]	5%	2%	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.14%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Amount represents less than 1%.

See Notes to Financial Statements.

18	Legg Mason Partners Aggressive Growth Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31:
CLASS B SHARES[1]	2008	2007[2]	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$101.76	$97.28	$91.33	$76.25	$71.43
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(1.32)	(1.47)	(1.36)	(1.23)	(1.28)
Net realized and unrealized gain (loss)	(9.96)	5.95	7.31	16.31	6.10
Total income (loss) from operations	(11.28)	4.48	5.95	15.08	4.82
NET ASSET VALUE, END OF YEAR	$90.48	$101.76	$97.28	$91.33	$76.25
Total return[3]	(11.09)%	4.61%	6.51%	19.78%	6.75%
NET ASSETS, END OF YEAR (MILLIONS)	$1,316	$1,955	$2,251	$2,326	$2,124
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	2.02%	1.99%[4]	1.95%	2.01%	2.03%
Net expenses	2.02	1.98 [4,5]	1.95 [5]	2.01	2.01 [5]
Net investment loss	(1.35)	(1.43)	(1.42)	(1.49)	(1.64)
PORTFOLIO TURNOVER RATE	1%	0%[6]	5%	2%	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.97%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Amount represents less than 1%.

See Notes to Financial Statements.

Legg Mason Partners Aggressive Growth Fund 2008 Annual Report	19

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31:
CLASS C SHARES[1]	2008	2007[2]	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$102.81	$98.09	$91.94	$76.69	$71.79
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(1.12)	(1.29)	(1.21)	(1.17)	(1.22)
Net realized and unrealized gain (loss)	(10.09)	6.01	7.36	16.42	6.12
Total income (loss) from operations	(11.21)	4.72	6.15	15.25	4.90
NET ASSET VALUE, END OF YEAR	$91.60	$102.81	$98.09	$91.94	$76.69
Total return[3]	(10.90)%	4.81%	6.69%	19.89%	6.83%
NET ASSETS, END OF YEAR (MILLIONS)	$1,255	$1,798	$1,900	$1,782	$1,611
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.80%	1.80%[4]	1.80%	1.93%	1.95%
Net expenses	1.80	1.80 [4,5]	1.78 [5]	1.93	1.93 [5]
Net investment loss	(1.13)	(1.24)	(1.24)	(1.40)	(1.56)
PORTFOLIO TURNOVER RATE	1%	0%[6]	5%	2%	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.78%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Amount represents less than 1%.

See Notes to Financial Statements.

20	Legg Mason Partners Aggressive Growth Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31:
CLASS FI SHARES[1]	2008	2007[2]
NET ASSET VALUE, BEGINNING OF YEAR	$115.43	$119.97
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.26)	(0.12)
Net realized and unrealized loss	(11.47)	(4.42)
Total loss from operations	(11.73)	(4.54)
NET ASSET VALUE, END OF YEAR	$103.70	$115.43
Total return[3]	(10.16)%	(3.78)%
NET ASSETS, END OF YEAR (000s)	$2,886	$1,517
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.97%	0.99%[4]
Net expenses	0.97	0.99 [4]
Net investment loss	(0.24)	(0.29)[4]
PORTFOLIO TURNOVER RATE	1%	0%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2007 (inception date) to August 31, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Amount represents less than 1%.

See Notes to Financial Statements.

Legg Mason Partners Aggressive Growth Fund 2008 Annual Report	21

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31:
CLASS R SHARES[1]	2008	2007[2,3]
NET ASSET VALUE, BEGINNING OF YEAR	$115.30	$116.16
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.62)	(0.52)
Net realized and unrealized loss	(11.40)	(0.34)
Total loss from operations	(12.02)	(0.86)
NET ASSET VALUE, END OF YEAR	$103.28	$115.30
Total return[4]	(10.43)%	(0.74)%
NET ASSETS, END OF YEAR (000s)	$7,313	$2,895
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.29%	1.23%[5,6]
Net expenses	1.29	1.23 [5,6]
Net investment loss	(0.57)	(0.69)[5]
PORTFOLIO TURNOVER RATE	1%	0%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 28, 2006 (inception date) to August 31, 2007.

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.23%.

[7]	Amount represents less than 1%.

See Notes to Financial Statements.

22	Legg Mason Partners Aggressive Growth Fund 2008 Annual Report

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31:
CLASS I SHARES[1]	2008	2007[2]	2006[2]	2005[2]	2004[2]
NET ASSET VALUE, BEGINNING OF YEAR	$120.78	$114.00	$105.71	$87.18	$80.67
INCOME (LOSS) FROM OPERATIONS:
Net investment loss	(0.04)	(0.20)	(0.19)	(0.25)	(0.36)
Net realized and unrealized gain (loss)	(11.95)	6.98	8.48	18.78	6.87
Total income (loss) from operations	(11.99)	6.78	8.29	18.53	6.51
NET ASSET VALUE, END OF YEAR	$108.79	$120.78	$114.00	$105.71	$87.18
Total return[3]	(9.93)%	5.95%	7.84%	21.25%	8.07%
NET ASSETS, END OF YEAR (MILLIONS)	$1,112	$1,212	$1,798	$1,564	$1,186
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.71%	0.72%[4]	0.71%	0.79%	0.80%
Net expenses	0.71	0.72 [4,5]	0.70 [5]	0.79	0.78 [5]
Net investment loss	(0.04)	(0.16)	(0.17)	(0.27)	(0.40)
PORTFOLIO TURNOVER RATE	1%	0%[6]	5%	2%	5%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.71%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	Amount represents less than 1%.

See Notes to Financial Statements.

Legg Mason Partners Aggressive Growth Fund 2008 Annual Report	23

Financial highlights continued

FOR A SHARE OF EACH CLASS OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED AUGUST 31, UNLESS OTHERWISE NOTED:
CLASS IS SHARES[1]	2008[2]
NET ASSET VALUE, BEGINNING OF PERIOD	$104.42
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.05
Net realized and unrealized gain	4.32
Total income from operations	4.37
NET ASSET VALUE, END OF PERIOD	$108.79
Total return[3]	4.18%
NET ASSETS, END OF PERIOD (000s)	$109,509
RATIOS TO AVERAGE NET ASSETS:
Gross expenses[4]	0.72%
Net expenses[4]	0.72
Net investment income[4]	0.62
PORTFOLIO TURNOVER RATE	1%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 4, 2008 (inception date) to August 31, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

See Notes to Financial Statements.

24	Legg Mason Partners Aggressive Growth Fund 2008 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Partners Aggressive Growth Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund

Legg Mason Partners Aggressive Growth Fund 2008 Annual Report	25

Notes to financial statements continued

determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

26	Legg Mason Partners Aggressive Growth Fund 2008 Annual Report

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of August 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	ACCUMULATED NET INVESTMENT LOSS	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	$60,038,039	$(58,966,153)	$(1,071,886)
(b)	4,150	(4,150)	—

(a)	Reclassifications are primarily due to a tax net operating loss, and realized gains associated with securities involved in an in-kind distribution (See Note 5).

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Legg Mason Partners Aggressive Growth Fund 2008 Annual Report	27

Notes to financial statements continued

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

AVERAGE DAILY NET ASSETS	ANNUAL RATE
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

Effective December 1, 2007, Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor. Prior to December 1, 2007, Citigroup Global Markets Inc. (“CGM”), PFS Investments, Inc. (“PFS”) and LMIS served as distributors of the Fund.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended August 31, 2008, LMIS and its affiliates received sales charges of approximately $896,000 on sales of the Fund’s Class A shares. In addition, for the year ended August 31, 2008, CDSCs paid to LMIS and its affiliates were approximately:

	CLASS A	CLASS B	CLASS C
CDSCs	$8,000	$980,000	$105,000

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Trustees”) to defer the receipt of all or a portion of the trustees’ fees earned until a later date specified by the Trustees. The deferred balances are reported in the Statement of Operations under Trustees’ fees and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change will have no effect on fees previously deferred.

28	Legg Mason Partners Aggressive Growth Fund 2008 Annual Report

As of August 31, 2008, the Fund had accrued $533 as deferred compensation payable.

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended August 31, 2008, the aggregate cost of purchases and proceeds from sales of investments were as follows:

Purchases	$79,016,582
Sales	1,369,645,232

At August 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,336,701,181
Gross unrealized depreciation	(467,831,200)
Net unrealized appreciation	$2,868,869,981

4. Class specific expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B, C, FI and R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, C and R shares calculated at the annual rate of 0.75%, 0.75% and 0.25% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended August 31, 2008, class specific expenses were as follows:

	DISTRIBUTION FEES	TRANSFER AGENT FEES	SHAREHOLDER REPORTS EXPENSES
Class A	$9,732,210	$8,714,847	$273,567
Class B	16,478,983	4,847,316	200,891
Class C	15,344,506	1,302,566	111,969
Class FI	4,713	13	119
Class R	27,262	3,852	17
Class I	—	7,236	37,511
Class IS1	—	100	100
Total	$41,587,674	$14,875,930	$624,174

[1]	For the period August 4, 2008 (inception date) to August 31, 2008

5. Redemptions-in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended August 31, 2008, the Fund had redemptions-in-kind with total proceeds in the amount of $85,684,742. The net realized gains on these redemptions-in-kind amounted to $58,966,194, which will not be realized for tax purposes and will not result in a taxable distribution to the remaining shareholders of the Fund.

Legg Mason Partners Aggressive Growth Fund 2008 Annual Report	29

Notes to financial statements continued

6. Shares of beneficial interest

At August 31, 2008, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares. Prior to April 16, 2007, the fund had 100 million shares of capital stock authorized with a par value of $0.01 per share.

Transactions in shares of each class were as follows:

	YEAR ENDED AUGUST 31, 2008		YEAR ENDED AUGUST 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold	4,782,578	$533,178,784	7,023,601	$816,150,581
Shares repurchased	(10,049,559)	(1,119,905,808)	(8,528,346)	(997,814,795)
Shares issued with merger	—	—	171,021	19,764,046
Net decrease	(5,266,981)	$(586,727,024)	(1,333,724)	$(161,900,168)
Class B
Shares sold	966,825	$94,410,329	1,424,056	$146,578,874
Shares repurchased	(5,632,671)	(551,211,684)	(5,580,472)	(576,675,649)
Shares issued with merger	—	—	221,548	22,725,893
Net decrease	(4,665,846)	$(456,801,355)	(3,934,868)	$(407,370,882)
Class C
Shares sold	1,067,708	$106,107,854	2,147,462	$222,787,968
Shares repurchased	(4,853,833)	(480,905,715)	(4,145,325)	(432,013,042)
Shares issued with merger	—	—	118,445	12,257,238
Net decrease	(3,786,125)	$(374,797,861)	(1,879,418)	$(196,967,836)
Class FI1
Shares sold	20,910	$2,313,506	17,332	$2,079,320
Shares repurchased	(6,219)	(686,816)	(4,188)	(505,029)
Net increase	14,691	$1,626,690	13,144	$1,574,291
Class R2
Shares sold	70,102	$7,807,136	28,496	$3,426,707
Shares repurchased	(24,403)	(2,695,191)	(3,388)	(403,513)
Net increase	45,699	$5,111,945	25,108	$3,023,194
Class I3
Shares sold	4,835,506	$577,517,585	4,071,468	$491,997,424
Shares repurchased	(4,649,210)	(518,191,702)	(9,811,509)	(1,181,951,125)
Net increase (decrease)	186,296	$59,325,883	(5,740,041)	$(689,953,701)

30	Legg Mason Partners Aggressive Growth Fund 2008 Annual Report

	YEAR ENDED AUGUST 31, 2008		YEAR ENDED AUGUST 31, 2007
	SHARES	AMOUNT	SHARES	AMOUNT
Class IS4
Shares sold	1,015,059	$106,029,816	—	—
Shares repurchased	(8,481)	(911,913)	—	—
Net increase	1,006,578	$105,117,903	—	—

[1]	For the period April 30, 2007 (inception date) to August 31, 2007.

[2]	For the period December 28, 2006 (inception date) to August 31, 2007.

[3]	As of November 20, 2006, Class Y shares were renamed Class I shares.

[4]	For the period August 4, 2008 (inception date) to August 31, 2008.

7. Transfer of net assets

On December 1, 2006, the Fund acquired the assets and certain liabilities of the Legg Mason Partners Health Sciences Fund (the “Acquired Fund”), pursuant to a plan of reorganization approved by the Acquired Fund shareholders on November 20, 2006. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

ACQUIRED FUND	SHARES ISSUED BY THE FUND	TOTAL NET ASSETS OF THE ACQUIRED FUND	TOTAL NET ASSETS OF THE FUND
Legg Mason Partners Health Sciences Fund	511,014	$54,747,177	$10,785,330,413

As part of the reorganization, for each share they held, shareholders of the Acquired Fund Class A, Class B and Class C received 0.120530, 0.129108 and 0.128229 shares of the Fund’s Class A, Class B and Class C shares, respectively.

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $2,033,044, accumulated net realized loss of $3,665,751 and accumulated net investment loss of $2,597. Total net assets of the Fund immediately after the transfer were $10,840,077,590. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

8. Income tax information and distributions to shareholders

During the fiscal years ended 2008 and 2007, the Fund did not make any distributions.

As of August 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(116,252,317)
Other book/tax temporary differences(a)	(236,776)
Unrealized appreciation/(depreciation)(b)	2,868,869,981
Total accumulated earnings/(losses) — net	$2,752,380,888

Legg Mason Partners Aggressive Growth Fund 2008 Annual Report	31

Notes to financial statements continued

*	As of August 31, 2008, the Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT
8/31/2009	$(2,098,915)
8/31/2011	(1,117,565)
8/31/2014	(84,758)
8/31/2015	(2,150,651)
8/31/2016	(110,800,428)
$(116,252,317)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Regulatory matters

On May 31, 2005, the Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

32	Legg Mason Partners Aggressive Growth Fund 2008 Annual Report

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other

Legg Mason Partners Aggressive Growth Fund 2008 Annual Report	33

Notes to financial statements continued

things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

*  *  *

34	Legg Mason Partners Aggressive Growth Fund 2008 Annual Report

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. The five actions were subsequently consolidated, and a consolidated complaint was filed.

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint, and judgement was later entered. An appeal has been filed and is pending before the U.S. Court of Appeals for the Second Circuit.

11. Recent accounting pronouncements

On September 20, 2006, the Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its November 30, 2008, Form N-Q.

*  *  *

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

12. Subsequent event

Subsequent to the reporting period, turmoil due to the continuing credit crisis caused the financial markets to deteriorate. This led to certain regulatory and corporate events, which impacted certain investments of the Fund. On September 15, 2008, Lehman Brothers Holdings Inc. filed for Chapter 11 bankruptcy. The value of the security issued by Lehman Brothers, which was held by the Fund as of the end of the year has been adversely impacted. On September 16, 2008, the Fund sold this security for a substantial loss.

Legg Mason Partners Aggressive Growth Fund 2008 Annual Report	35

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Aggressive Growth Fund, a series of Legg Mason Partners Equity Trust, as of August 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Aggressive Growth Fund as of August 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 24, 2008

36	Legg Mason Partners Aggressive Growth Fund 2008 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Partners Aggressive Growth Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

NON-INTERESTED TRUSTEES
PAUL R. ADES c/o R. Jay Gerken, CFA, Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue, New York, NY 10018
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Law Firm of Paul R. Ades, PLLC (since 2000)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
ANDREW L. BREECH c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1952
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None

Legg Mason Partners Aggressive Growth Fund	37

Additional information (unaudited)

Information about Trustees and Officers

DWIGHT B. CRANE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Independent Consultant (since 1969); Professor, Harvard Business School (from 1969 to 2007)
Number of portfolios in fund complex overseen by Trustee	59
Other board memberships held by Trustee	None
ROBERT M. FRAYN, JR. c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1934
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
FRANK G. HUBBARD c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President of Avatar International, Inc. (Business Development) (since 1998)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None

38	Legg Mason Partners Aggressive Growth Fund

HOWARD J. JOHNSON c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and 2000 to Present
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
DAVID E. MARYATT c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
JEROME H. MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None

Legg Mason Partners Aggressive Growth Fund	39

Additional information (unaudited) continued

Information about Trustees and Officers

KEN MILLER c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President of Young Stuff Apparel Group, Inc. (apparel manufacturer) (since 1963)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
JOHN J. MURPHY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	President; Murphy Capital Management (investment advice) (since 1983)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	Director, Nicholas Applegate funds; Trustee; Consulting Group Capital Markets Funds; Formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies (from 1983 to 2003)
THOMAS F. SCHLAFLY c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1948
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Of Counsel, Husch Blackwell Sanders LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	Director, Citizens National Bank St. Louis, Maplewood, MO (since 2006)

40	Legg Mason Partners Aggressive Growth Fund

JERRY A. VISCIONE c/o R. Jay Gerken, CFA, Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1944
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex overseen by Trustee	57
Other board memberships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3] Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 164 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and CitiFund Management Inc. (“CFM”) (from 2002 to 2005); Formerly, Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)
Number of portfolios in fund complex overseen by Trustee	149
Other board memberships held by Trustee	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)
OFFICERS
KAPREL OZSOLAK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

Legg Mason Partners Aggressive Growth Fund	41

Additional information (unaudited) continued

Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly, Managing Director of Compliance at CAM or its predecessor (from 2002 to 2005);
JOHN CHIOTA Legg Mason 300 First Stamford Place, Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse
ROBERT I. FRENKEL Legg Mason 300 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)
THOMAS C. MANDIA Legg Mason 300 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

42	Legg Mason Partners Aggressive Growth Fund

ALBERT LASKAJ Legg Mason 55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)
STEVEN FRANK Legg Mason 55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during past five years	Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable for a fund in the Legg Mason Partners Fund complex.

[3]	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Aggressive Growth Fund	43

Legg Mason Partners Aggressive Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund
Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

PNC Global Investment Servicing (formerly, PFPC Inc.)

4400 Computer Drive

Westborough,

Massachusetts 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Aggressive Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS AGGRESSIVE GROWTH FUND

Legg Mason Partners Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Aggressive Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC

Member FINRA, SIPC

BUILT TO WINSM

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked ninth-largest money manager in the world, according to Pensions & Investments, May 26, 2008, based on 12/31/07 worldwide assets under management.

www.leggmason.com/individualinvestors

©2008 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0433 10/08 SR08-661

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2007 and August 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $37,100 in 2007 and $42,000 in 2008.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $9,000 in 2007 and $4,500 in 2008. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $5,100 in 2007 and $2,800 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the Registrants’ financial statements, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Legg Mason Partners Equity Trust were $6,150 in 2007 and $0 in 2008. These services consisted of procedures performed in connection with the mergers of the Legg Mason Partners Equity Trust for December 1, 2006.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee August implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes impairs the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services does not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2008.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act . The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	November 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	November 7, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date:	November 7, 2008